SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 15, 1998

                               AGL RESOURCES INC.
               (Exact Name of Registrant as Specified in Charter)




          Georgia                         1-14174                58-2210952
(State or Other Jurisdiction       (Commission File No.)       (IRS Employer
     of Incorporation)                                      Identification No.)



               303 Peachtree Street, N.E., Atlanta, Georgia 30308
              (Address of Principal Executive Offices) ( Zip Code)



                                 (404) 584-9470
              (Registrant's telephone number, including area code)






                                   Page 1 of 4
                             Exhibit Index on Page 3

ITEM 5.   OTHER EVENTS

     On January 15, 1998, AGL Resources Inc. ("AGLR"), a Georgia corporation and the holding company for Atlanta Gas Light Company ("AGLC"), named Walter M. Higgins President and Chief Executive Officer, succeeding David R. Jones, who announced in September his plans to retire at age 62. Mr. Higgins will assume his new responsibilities with AGLR on February 1, 1998. Mr. Jones will serve as chairman of the Board of Directors until his retirement in May 1999.

ITEM 7.   EXHIBITS

     99 Form of Press Release, dated January 15, 1998. See the Exhibit Index on page 3 hereof.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    AGL RESOURCES INC.
                                                    (Registrant)



Date: January 21, 1998                     By:      /s/ J. Michael Riley
                                                    ---------------------------
                                                    J. Michael Riley
                                                    Vice President and
                                                    Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.                        Description                        Page No.

   99                      Form of Press Release, dated                      4
                                January 15, 1998

                                    EXHIBIT 1

FOR IMMEDIATE RELEASE                               CONTACT: Ross Willis
January 15, 1998                                             (404) 584-3769

AGL RESOURCES NAMES NEW PRESIDENT
AND CHIEF EXECUTIVE OFFICER

     AGL Resources (NYSE: ATG) has named Walter M. Higgins president and chief executive officer of the energy holding company, succeeding David R. Jones, who announced in September 1997 his plan to retire at age 62. Mr. Higgins will assume his new responsibilities with the company on February 1, 1998. Mr. Jones will serve as chairman of the board until his retirement in May 1999.

     Mr. Higgins joins AGL Resources from Sierra Pacific Resources, a diversified utility holding company headquartered in Reno, Nevada, where he has been chairman, president, and chief executive officer. The principal subsidiary of Sierra Pacific Resources is Sierra Pacific Power Company, an electric, gas and water utility serving approximately 300,000 electric customers, 100,000 gas customers and 75,000 water customers in California and Nevada. Before joining Sierra Pacific Resources in 1993, Mr. Higgins was president and chief operating officer of Louisville Gas and Electric Company, a combination gas and electric utility in Louisville, Kentucky. Mr. Higgins, a graduate with distinction from the U.S. Naval Academy with a degree in nuclear science, has more than 20 years' experience in gas and electric utility management and operations.

     Commenting on his successor, David Jones said, "Walt Higgins' significant experience in all facets of gas and electric utility operations will be a most valuable resource to the company as deregulation of the utility industry continues and as the utility business increasingly becomes a competitive energy services business." Mr. Jones added, "Walt has had substantial experience in connection with nonregulated utility operations, which should prove significant to our company as we continue to expand our nonregulated operations."

     AGL Resources is the holding company of Atlanta Gas Light, the nation's eighth-largest natural gas distribution company and the largest in the Southeast, serving more than 1.4 million customers in Georgia and, through Chattanooga Gas, in southern Tennessee. Although natural gas distribution is AGL Resources' core business, it also is engaged in other energy-related businesses, including natural gas and power marketing, wholesale and retail propane sales, gas supply services, and energy-related consumer products and services.

     AGL Resources' home page address on the Internet is www.aglr.com.